UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

F O R M  8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            October 8, 2002

CENTRAL VALLEY COMMUNITY BANCORP
 (Exact name of registrant as specified in its charter)

California	000-31977	77-0539125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Pollasky Avenue, Clovis, California		93612
(Address of principal executive offices)		(Zip Code)

(559) 298-1775 Registrant’s telephone number, including area code N/A
(Former name or former address, if changed since last report)

Item 5  Other Events.

(a)

PRESS RELEASES. On October 8, 2002, Central Valley Community Bancorp issued a press release announcing that its wholly owned subsidiary, Central Valley Community Bank, will be opening its first Kerman California office on October 15, 2002.  A copy of the press release is attached to this Current Report and is incorporated into this report by reference.

Item 7.  Financial Statements and Exhibits.

(b)	Exhibits

Exhibit 99.1      Central Valley Community Bancorp press release dated October 8, 2002 announcing that its wholly owned subsidiary, Central Valley Community Bank, will be opening its first Kerman California office on
October 15, 2002.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2002	CENTRAL VALLEY COMMUNITY BANCORP

/s/ Daniel J. Doyle
Daniel J. Doyle, President and Chief
Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

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Exhibit No.	Description
---------------	----------------
99.1

Central Valley Community Bancorp press release dated October 8, 2002, announcing that its wholly owned subsidiary, Central Valley Community Bank, will be opening its first Kerman California office on October 15, 2002.